UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 10, 2021

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual General Meeting of Shareholders of TE Connectivity Ltd. (the “Company”) held on March 10, 2021 (“AGM”), shareholders of the Company approved the Company’s 2007 Stock and Incentive Plan (the “2007 Plan”) which approval is intended to constitute approval of the material terms of the performance goals under the 2007 Plan for the purposes of Section 162(m) of the Internal Revenue Code of 1986. For additional information regarding approval of the 2007 Plan, see the Proxy Statement for the AGM filed with the Securities and Exchange Commission on January 14, 2021. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the 2007 Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

At the AGM, shareholders of the Company approved the Company’s Amended and Restated Employee Stock Purchase Plan (“ESPP”) to increase the number of shares available under the ESPP by an additional 3 million shares. For additional information regarding approval of the ESPP, see the Proxy Statement for the AGM filed with the Securities and Exchange Commission on January 14, 2021. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the ESPP, attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 292,435,673 registered shares (88.38% of 330,871,866 registered shares outstanding and entitled to vote as of February 18, 2021, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of thirteen (13) directors:

1.1  Pierre R. Brondeau

A total of 244,701,381 shares (80.73%) were voted for and 53,650,338 shares (19.27%) were counted as voted against this director.  Additionally, there were 2,028,081 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 277,342,925 shares (99.16%) were voted for and 2,361,135 shares (0.84%) were counted as voted against this director.  Additionally, there were 675,740 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 276,604,364 shares (98.89%) were voted for and 3,093,114 shares (1.11%) were counted as voted against this director.  Additionally, there were 682,322 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 278,329,927 shares (99.51%) were voted for and 1,372,011 shares (0.49%) were counted as voted against this director.  Additionally, there were 677,862 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  William A. Jeffrey

A total of 277,172,630 shares (99.10%) were voted for and 2,522,371 shares (0.90%) were counted as voted against this director.  Additionally, there were 684,799 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Thomas J. Lynch

A total of 244,742,820 shares (87.50%) were voted for and 34,975,019 shares (12.50%) were counted as voted against this director.  Additionally, there were 661,961 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Heath A. Mitts

A total of 263,735,996 shares (94.29%) were voted for and 15,963,414 shares (5.71%) were counted as voted against this director.  Additionally, there were 680,390 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8   Yong Nam

A total of 277,632,273 shares (99.26%) were voted for and 2,069,262 shares (0.74%) were counted as voted against this director.  Additionally, there were 678,265 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Daniel J. Phelan

A total of 269,027,999 shares (96.19%) were voted for and 10,665,983 shares (3.81%) were counted as voted against this director.  Additionally, there were 685,818 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Abhijit Y. Talwalkar

A total of 246,221,387 shares (88.03%) were voted for and 33,469,755 shares (11.97%) were counted as voted against this director.  Additionally, there were 688,658 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Mark C. Trudeau

A total of 275,802,916 shares (98.61%) were voted for and 3,885,556 shares (1.39%) were counted as voted against this director.  Additionally, there were 691,328 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.12  Dawn C. Willoughby

A total of 278,912,354 shares (99.72%) were voted for and 789,020 shares (0.28%) were counted as voted against this director.  Additionally, there were 678,426 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.13  Laura H. Wright

A total of 279,539,985 shares (99.94%) were voted for and 159,529 shares (0.06%) were counted as voted against this director.  Additionally, there were 680,286 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Thomas J. Lynch as the Chairman of the Board of Directors:

A total of 247,288,299 shares (88.42%) were voted for and 32,398,271 shares (11.58%) were counted as voted against the election of Thomas J. Lynch as the Chairman of the Board of Directors.  Additionally, there were 693,230 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Daniel J. Phelan

A total of 269,863,378 shares (96.49%) were voted for and 9,810,540 shares (3.51%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 705,882 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Abhijit Y. Talwalkar

A total of 253,823,616 shares (90.76%) were voted for and 25,844,358 shares (9.24%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 711,826 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Mark C. Trudeau

A total of 276,078,012 shares (98.72%) were voted for and 3,588,998 shares (1.28%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 712,790 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.4  Dawn C. Willoughby

A total of 279,407,927 shares (99.90%) were voted for and 273,703 shares (0.10%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 698,170 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Dr. Rene Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, as the independent proxy at the Company’s 2022 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2022 annual general meeting:

A total of 291,185,124 shares (99.82%) were voted for and 516,573 shares (0.18%) were counted as voted against this proposal.  Additionally, there were 733,976 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2020 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 25, 2020, the consolidated financial statements for the fiscal year ended September 25, 2020 and the Swiss Compensation Report for the fiscal year ended September 25, 2020):

A total of 291,121,176 shares (99.83%) were voted for and 487,573 shares (0.17%) were counted as voted against this proposal.  Additionally, there were 826,924 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2020:

A total of 291,128,074 shares (99.84%) were voted for and 472,656 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 834,943 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 25, 2020:

A total of 291,128,075 shares (99.84%) were voted for and 474,133 shares (0.16%) were counted as voted against this proposal.  Additionally, there were 833,465 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 25, 2020:

A total of 277,219,598 shares (99.41%) were voted for and 1,657,043 shares (0.59%) were counted as voted against this proposal.  Additionally, there were 1,503,159 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2021:

A total of 288,915,193 shares (99.02%) were voted for and 2,871,349 shares (0.98%) were counted as voted against this proposal.  Additionally, there were 649,131 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 289,947,193 shares (99.37%) were voted for and 1,834,079 shares (0.63%) were counted as voted against this proposal.  Additionally, there were 654,401 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 291,574,371 shares (99.93%) were voted for and 213,742 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 647,560 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 264,038,459 shares (94.50%) were voted for and 15,376,647 shares (5.50%) were counted as voted against this proposal.  Additionally, there were 964,694 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Binding vote to approve fiscal year 2022 maximum aggregate compensation amount for executive management:

A total of 275,664,164 shares (98.83%) were voted for and 3,260,474 shares (1.17%) were counted as voted against this proposal.  Additionally, there were 1,455,162 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2022 maximum aggregate compensation amount for the Board of Directors:

A total of 278,341,027 shares (99.79%) were voted for and 587,714 shares (0.21%) were counted as voted against this proposal.  Additionally, there were 1,451,059 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Approval of the carryforward of unappropriated accumulated earnings at September 25, 2020:

A total of 291,442,321 shares (99.90%) were voted for and 284,916 shares (0.10%) were counted as voted against this proposal.  Additionally, there were 708,436 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of a dividend payment to shareholders equal to $2.00 per issued share to be paid in four equal quarterly installments of $0.50 starting with the third fiscal quarter of 2021 and ending in the second fiscal quarter of 2022 pursuant to the terms of the dividend resolution:

A total of 291,578,893 shares (99.93%) were voted for and 215,793 shares (0.07%) were counted as voted against this proposal.  Additionally, there were 640,987 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 291,605,429 shares (99.95%) were voted for and 148,391 shares (0.05%) were counted as voted against this proposal.  Additionally, there were 681,853 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of authorization of additional shares under TE’s Employee Stock Purchase Program:

A total of 279,256,694 shares (99.83%) were voted for and 478,952 shares (0.17%) were counted as voted against this proposal.  Additionally, there were 644,154 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 15.   Approval of Amended and Restated TE Connectivity Ltd. 2007 Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code:

A total of 266,744,673 shares (95.37%) were voted for and 12,960,089 shares (4.63%) were counted as voted against this proposal.  Additionally, there were 675,038 abstentions and 12,055,873 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.   Approval of any adjournments or postponements of the AGM:

A total of 266,326,378 shares (91.30%) were voted for and 25,393,926 shares (8.70%) were counted as voted against this proposal.  Additionally, there were 715,369 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of September 17, 2020)

10.2	TE Connectivity Ltd. Employee Stock Purchase Plan (Amended and Restated as of March 10, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2021	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary